Exhibit 99.1

BGC PARTNERS AND NEWMARK GROUP UPDATE FOURTH QUARTER EARNINGS

CONFERENCE CALL DETAILS

BGC Reports Preliminary Consolidated Revenues for the Fourth Quarter

NEW YORK, NY – February 5, 2018 – BGC Partners, Inc. (NASDAQ: BGCP) (“BGC Partners” or “BGC”), a leading global brokerage company servicing the financial and real estate markets, and its publicly traded subsidiary Newmark Group, Inc. (NASDAQ: NMRK) (“Newmark”), today updated the details regarding their fourth quarter and full year 2017 earnings conference calls.

BGC and Newmark have decided to coordinate the timing of their financial results press releases for the benefit of both companies’ investors. This is because BGC consolidates Newmark’s results as its “Real Estate Services” segment, which will make up a substantial portion of BGC’s consolidated revenues and earnings. Both companies therefore believe that their financial results should be made public at the same time. This simultaneous release will enable all investors and analysts to have all relevant information readily available at the same time. Newmark and BGC expect to maintain this practice until the completion of the proposed spin-off.1 The change in schedule is purely for the convenience of investors.

BGC and Newmark are now both expected to issue advisory press releases regarding the availability of their quarterly and full year financial results before 8:00 a.m. ET on Friday, February 9, 2018. BGC will now host its fourth quarter and full year 2017 financial results conference call on February 9, 2018 at 8:00 a.m. ET. Newmark’s fourth quarter and full year 2017 financial results conference call will now take place immediately following the BGC call on February 9, 2018 at approximately 8:45 a.m. ET. Details of both calls and the related press releases are provided later in this document.

Preliminary Revenues for the Fourth Quarter

BGC’s consolidated revenues for the fourth quarter of 2017 will be above the high-end of the range of its previously stated guidance. Newmark generated over 50 percent of the consolidated company’s revenues.

BGC Earnings Conference Call Details

BGC Partners plans to issue an advisory press release regarding the availability of its consolidated quarterly and full year financial results by 8:00 a.m. ET on Friday, February 9, 2018. Please see below for details regarding this planned release and the subsequent conference call.

The advisory release will notify the public that a full-text financial results press release will be accessible at any of the following pages:

http://ir.bgcpartners.com (an HTML version with Excel financial tables or PDF)

http://ir.bgcpartners.com/news-releases (an HTML version with Excel financial tables or PDF)

http://bgcpartners.com/category/bgc-releases/ (PDF only)

BGC will host a conference call on Friday, February 9, 2018 at 8:00 a.m. ET to discuss these results.

WHO:	BGC Partners, Inc. (NASDAQ: BGCP)
WHAT:	Fourth Quarter and Full Year 2017 financial results conference call
WHEN:	Friday, February 9, 2018 at 8:00 a.m. ET

[1]	See the section of this document called “Proposed Spin-Off of Newmark”.

WHERE:	http://ir.bgcpartners.com
HOW:	A list of minimum system requirements can be found here:

http://event.on24.com/view/help/ehelp.html?text_language_id=en&fh=true&flashconsole=true&ngwebcast=true

A webcast replay of the conference call is expected to be accessible at http://ir.bgcpartners.com within 24 hours of the live call and will be available for 365 days following the call. Additionally, call participants may dial in with the following information:

LIVE CALL:

Date – Start Time:	2/9/2018 at 8:00 a.m. ET
U.S. Dial In:	1-844-309-0609
International Dial In:	1-574-990-9937
Passcode:	447-8318

REPLAY:

Available From – To:	2/9/2018 11:00 a.m. ET – 2/16/2018 11:00 a.m. ET
U.S. Dial In:	1-855-859-2056
International Dial In:	1-404-537-3406
Passcode:	447-8318

(Note: If clicking on the above links does not open up a new web page, you may need to cut and paste the above urls into your browser’s address bar.)

Newmark Earnings Conference Call Details

Newmark plans to issue an advisory press release regarding the availability of its consolidated quarterly and full year financial results by 8:00 a.m. ET on Friday, February 9, 2018. Please see below for details regarding this planned release and the subsequent conference call.

The advisory release will notify the public that a full-text financial results press release will be accessible at any of the following pages:

http://ir.bgcpartners.com or http://ir.ngkf.com (an HTML version with Excel financial tables or PDF)

http://bgcpartners.com/category/bgc-releases/ or http://www.ngkf.com/home/media-center/press-releases.aspx (PDF only)

Newmark will host a conference call on Friday, February 9, 2018 at 8:45 a.m. ET to discuss these results.

WHO:	Newmark Group, Inc. (NASDAQ: NMRK)
WHAT:	Fourth Quarter and Full Year 2017 financial results conference call
WHEN:	Friday, February 9, 2018 at 8:45 a.m. ET
WHERE:	http://ir.bgcpartners.com or http://ir.ngkf.com
HOW:	A list of minimum system requirements can be found here:

https://event.on24.com/wcc/r/1576718/B5A4209CABEFF8E2DBC545A4AAE66B5E

A webcast replay of the conference call is expected to be accessible at http://ir.bgcpartners.com or http://ir.ngkf.com within 24 hours of the live call and will be available for 365 days following the call. Additionally, call participants may dial in with the following information:

LIVE CALL:

Date – Start Time:	2/9/2018 at 8.45 a.m. ET
U.S. Dial In:	1-866-393-4306
International Dial In:	1-734-385-2616
Passcode:	228-7195

REPLAY:

Available From – To:	2/9/2018 11:45 a.m. ET – 2/16/2018 11:59 p.m. ET
U.S. Dial In:	1-855-859-2056
International Dial In:	1-404-537-3406
Passcode:	228-7195

(Note: If clicking on the above links does not open up a new web page, you may need to cut and paste the above urls into your browser’s address bar.)

About BGC Partners, Inc.

BGC Partners is a leading global brokerage company servicing the financial and real estate markets. BGC offers Real Estate Services through its publicly traded subsidiary Newmark Group, Inc. BGC owns GFI Group Inc., a leading intermediary and provider of trading technologies and support services to the global OTC and listed markets. BGC’s Financial Services offerings include fixed income securities, interest rate swaps, foreign exchange, equities, equity derivatives, credit derivatives, commodities, futures, and structured products. BGC provides a wide range of services, including trade execution, broker-dealer services, clearing, trade compression, post trade, information, and other services to a broad range of financial and non-financial institutions. Through brands including FENICS, BGC Trader, Capitalab, Lucera, and FENICS Market Data, BGC offers financial technology solutions, market data, and analytics related to numerous financial instruments and markets.

BGC’s customers include many of the world’s largest banks, broker-dealers, investment banks, trading firms, hedge funds, governments, corporations, property owners, real estate developers, and investment firms. BGC’s common stock trades on the NASDAQ Global Select Market under the ticker symbol (NASDAQ: BGCP). BGC also has an outstanding bond issuance of Senior Notes due June 15, 2042, which trade on the New York Stock Exchange under the symbol (NYSE: BGCA). BGC Partners is led by Chairman and Chief Executive Officer Howard W. Lutnick. For more information, please visit http://www.bgcpartners.com. You can also follow BGC at https://twitter.com/bgcpartners and/or https://www.linkedin.com/company/bgc-partners.

Real Estate Services are offered through its publicly traded subsidiary Newmark Group, Inc. (“Newmark”) whose brands include Newmark Knight Frank, Newmark Cornish & Carey, Apartment Realty Advisors (“ARA”), Computerized Facility Integration, and Excess Space. Newmark is a full-service commercial real estate services business that offers a complete suite of services and products for both owners and occupiers across the entire commercial real estate industry.

About Newmark Group, Inc.

Newmark is a full-service commercial real estate services business that offers a complete suite of services and products for both owners and occupiers across the entire commercial real estate industry. Newmark’s investor/owner services and products include capital markets (including investment sales), agency leasing, property management, valuation and advisory, diligence and underwriting and, under other trademarks and names like Berkeley Point and NKF Capital Markets, government sponsored enterprise lending, loan servicing, debt and structured finance and loan sales. Newmark’s occupier services and products include tenant representation, global corporate services, real estate management technology systems, workplace and occupancy strategy, consulting, project management, lease administration and facilities management. Newmark enhances these services and products through innovative real estate technology solutions and data analytics designed to enable its clients to increase their efficiency and profits by optimizing their real estate portfolio. Newmark has relationships with many of the world’s largest commercial property owners, real estate developers and investors, as well as Fortune 500 and Forbes Global 2000 companies. Newmark’s Class A common stock trades on the NASDAQ Global Select Market under the ticker symbol (NASDAQ: NMRK).

Trademarks

BGC, BGC Trader, GFI, FENICS, FENICS.COM, Capitalab, Swaptioniser, ColleX, Newmark, Grubb & Ellis, ARA, Computerized Facility Integration, Landauer, Lucera, Excess Space, Excess Space Retail Services, Inc., Berkeley Point and Grubb are trademarks/service marks, and/or registered trademarks/service marks of BGC Partners, Inc. and/or its affiliates. Knight Frank is a service mark of Knight Frank (Nominees) Limited.

Proposed Spin-Off of Newmark

BGC currently expects to pursue a distribution (or “spin-off”) to its common stockholders of all the Class A shares and Class B shares of Newmark common stock that it then owns in a manner intended to qualify as generally tax-free for U.S. federal income tax purposes. The Newmark common shares owned by BGC are subject to a 180-day “lock-up” restriction contained in the underwriting agreement for the Newmark IPO. The distribution is subject to a number of conditions, and BGC may determine not to proceed with the distribution if the BGC board of directors determines, in its sole discretion, that the distribution is not in the best interest of the Company and its stockholders. Accordingly, the distribution may not occur on the expected timeframe, or at all. Please see the section on “Certain Relationships and Related-Party Transactions—Separation and Distribution Agreement—The Distribution” in Newmark’s final prospectus.

Discussion of Forward-Looking Statements about BGC Partners and Newmark

Statements in this document regarding BGC and Newmark that are not historical facts are “forward-looking statements” that involve risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements. Except as required by law, BGC and Newmark undertake no obligation to update any forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see BGC’s and Newmark’s Securities and Exchange Commission filings, including, but not limited to, the risk factors set forth in these filings and any updates to such risk factors contained in subsequent Forms 10-K, Forms 10-Q or Forms 8-K.

Media Contact:

Karen Laureano-Rikardsen
+1 212-829-4975

Investor Contacts:
Ujjal Basu Roy (BGC), Kelly Collar (Newmark), or Jason McGruder (BGC and Newmark)
+1 212-610-2426